EXHIBIT 10.25c



               SECOND AMENDMENT TO THE UNITED ILLUMINATING COMPANY
                       NON-EMPLOYEE DIRECTORS COMMON STOCK
                         AND DEFERRED COMPENSATION PLAN

This SECOND AMENDMENT, made as of the close of business on the 20th day of July, 2000, to The United Illuminating Company Non-Employee Directors Common Stock and Deferred Compensation Plan, as originally adopted on December 22, 1980, and previously amended and restated on July 23, 1990, December 17, 1990 and May 15, 1996, and further amended effective December 13, 1999, (the "Plan"),

                               WITNESSETH THAT:

(1) Pursuant to Section 8.01 of the Plan, it is amended as set forth in Sections (2), (3), (4) and (5) below.

(2)      Section 1.01 is amended to read as follows:

         1.01 THE PLAN. This Non-Employee Directors Common Stock and Deferred Compensation Plan (the "Plan"), is established for the benefit of the Eligible Directors of UIL Holdings Corporation (the "Company").

(3)      Subsection 2.01(f) is amended to read as follows:

         (f) "Company" shall mean UIL Holdings Corporation and any successor.

(4)      Subsection 2.01(i) is amended to read as follows:

         (i) "Eligible Director" shall mean a person who renders or has rendered service to the Company or The United Illuminating Company on or after May 15, 1996 at a time when he or she is or was not an employee of the Company or The United Illuminating Company.

(5)      Subsection 2.01(p) is amended to read as follows:

         (p) "Service" shall mean service as a Director, including service as a member of a committee or committees of the Board, and service as a member of the Board of Directors, including service as a member of a committee or committees of the Board of Directors, of The United Illuminating Company.


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(6)      All  the  terms  and  condition of the Plan, as amended hereby, are and shall remain in full force and effect.

THE UNITED ILLUMINATING COMPANY



By    /s/ Albert N. Henricksen
      -------------------------------
      Albert N. Henricksen
      Its Group Vice President
      Support Services


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